SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement	☐	Confidential, For Use of the Commission
☐	Definitive Proxy Statement		Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
Inverness Medical Innovations, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
          ☒ No fee required.
          ☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
          (1) Title of each class of securities to which transaction applies:
          (2) Aggregate number of securities to which transaction applies:
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          (4) Proposed maximum aggregate value of transaction:
          (5) Total fee paid:
          ☐ Fee paid previously with preliminary materials:
          ☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number of the Form or Schedule and the date of its filing.
          (1) Amount Previously paid:
          (2) Form, Schedule or Registration Statement No.:
          (3) Filing Party:
          (4) Date Filed:

INVERNESS MEDICAL INNOVATIONS, INC.	Stockholder Meeting to be held on 06/12/08

** IMPORTANT NOTICE **
Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

inverness medical innovations
INVERNESS MEDICAL INNOVATIONS, INC.
C/O COMPUTERSHARE
250 ROYALL STREET
MS-3B-CLIENT ADMINISTRATION
CANTON, MA 02021-1011
Proxy Material Available • Notice and Proxy Statement • Annual Report

PROXY MATERIAL - VIEW OR RECEIVE
You can choose to view the material Online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 05/29/08.

HOW TO VIEW MATERIAL VIA THE INTERNET Have the 12 Digit Control Number(s) available and visit: www. proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL
1) BY INTERNET - www.proxyvote.com
2) BY TELEPHONE - 1 -800-579-1639
3) BY E-MAIL* - sendmaterial@proxyvote.com

*lf requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type: Annual
Meeting Date: 06/12/08
Meeting Time: 12:30 P.M. EDT
For holders as of:  04/15/08

Meeting Location:

Corporate Office
51 Sawyer Road
Suite 200
Waltham, MA 02453

Meeting Directions:

For Meeting Directions Please Call:
781-647-3900

How To Vote

Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items
Our Board of Directors unanimously recommends you vote “FOR” each of the proposals presented to you.

1.	Elect three Class I Directors to serve until the 2011 annual meeting of stockholders;

Nominees:
01) John F. Levy
02) Jerry McAleer, Ph. D.
03) John A. Quelch

2.	Approve an amendment to Inverness Medical Innovations, Inc.’s Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock by 50,000,000, from 100,000,000 to 150,000,000;

3.	Approve an increase to the number of shares of common stock available for issuance under the Inverness Medical Innovations, Inc. 2001 Employee Stock Purchase Plan by 500,000, from 500,000 to 1,000,000;

4.	Approve our ability to issue as many shares of common stock as may be required to allow for the full conversion of our proposed Series B Convertible Perpetual Preferred Stock (“Series B Preferred Stock”) and full payment of the dividends on the Series B Preferred Stock, all in accordance with the terms of the Series B Preferred Stock;

5.	Ratify the appointment of BDO Seidman, LLP as our independent registered public accountants for our fiscal year ending December 31, 2008; and

6.	Conduct such other business as may properly come before the annual meeting and at any adjournment or postponement thereof.